All Funds of the

LINCOLN FUNDS TRUST

(the “Trust”)

Supplement dated September 29, 2026

Summary and Statutory Prospectuses dated November 28, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the Lincoln Inflation Plus Fund and Lincoln U.S. Equity Income Maximizer Fund (the “Funds”). You may obtain copies of the Funds’ Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lft.

On September 28, 2026, the Board of Trustees (“Board”) of the Trust approved an Agreement and Plan of Reorganization to merge (1) the Lincoln Inflation Plus Fund and (2) the Lincoln U.S. Income Maximizer Fund, each a series of the Trust, into newly created series of the Lincoln Variable Insurance Products Trust (the “Acquiring Funds”) (the “Reorganization”). The Reorganization is expected to close in the fourth quarter of 2026, subject to certain conditions, including approval by shareholders of the Funds. Additional information regarding the Acquiring Funds and the definitive terms of the proposed Reorganization will be included in forthcoming proxy materials that will be distributed to shareholders of the Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy shares of the Acquiring Funds, nor is it a solicitation of any proxy. The prospectus/proxy statement will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization proposal.

Transfers in and out of the Funds. Shareholders may continue to purchase, exchange and redeem shares of the Funds in accordance with the terms described in the applicable prospectuses, subject to any restrictions that may be implemented in connection with the Reorganization and disclosed in future communications.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE